SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): September 9, 2005

                               BERMAN CENTER, INC.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                     0-19562                  14-1933261
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)


   211 EAST ONTARIO, SUITE 800, CHICAGO ILLINOIS                 60611
     (Address of principal executive offices)                  (Zip code)

   Registrant's telephone number, including area code:      (312) 255-8088



          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS.

On September 9, 2005, Showtime Networks Inc. ("Showtime") has decided to pick up the Company's reality television series "Sexual Healing" starring Dr. Laura Berman. After Dr. Berman finished taping the pilot episode of the show, Showtime ordered production of the first year for the series, which is designed to help couples have a better relationship and sex life. The show will be taped in Chicago at the Company's offices. Casting is scheduled to begin in October 2005, taping is scheduled to begin in January 2006 and the show is scheduled to premier in June 2006.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 15, 2005          BERMAN CENTER, INC.


                                   By:  /s/ Samuel P. Chapman
                                        ----------------------------------------
                                   Name     Samuel P. Chapman
                                   Title:   Chief Executive Officer

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